[Logo of                    USAA MUTUAL FUND, INC.
USAA Eagle                    S&P 500 Index Fund
appears here]
                       SUPPLEMENT DATED JANUARY 2, 1997
                  TO THE PROSPECTUS DATED SEPTEMBER 16, 1996


     Effective January 1, 1997, the $10 annual account maintenance fee is waived for all accounts having a balance of $10,000 or more at the time the maintenance fee is assessed. USAA Shareholder Account Services assesses this fee in order to offset part of the costs of maintaining shareholder accounts. The fee is deducted from the dividends paid to each shareholder account at a rate of $2.50 per quarter. Additional information on the fee may be found under "FEES AND EXPENSES", "PERFORMANCE INFORMATION" and "DIVIDENDS, DISTRIBUTIONS AND TAXES" in the Prospectus.




29466-0197